Exhibit 99.6

PRELIMINARY — SUBJECT TO COMPLETION SPECIAL MEETING OF STOCKHOLDERS OF ZYNGA INC. May 19, 2022 PROXY VOTING INSTRUCTIONS VOTE BY INTERNET Before The Meeting - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM ET on Wednesday, May 18, 2022. During The Meeting - You may attend the Special Meeting via the Internet and vote your shares during the meeting. Go to: https://web.lumiagm.com/287175525 Password: zynga2022 (Case sensitive). Have your control number available and follow the instructions. VOTE BY MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17382/special Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030030030000000000 5 051922 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To adopt the Agreement and Plan of Merger, dated January 9, 2022, which is referred to as the “merger agreement,” among Take-Two Interactive Software, Inc., Zebra MS I, Inc., Zebra MS II, Inc., and Zynga Inc., as it may be amended from time to time, which proposal is referred to as the “Zynga merger proposal”. 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Zynga named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement. 3. To approve the adjournment of the Zynga special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Zynga special meeting to approve the Zynga merger proposal. Whether or not direction is made, each of the proxies is authorized to vote in their best judgment on such other business as may properly come before the Special Meeting or any postponement or adjournment thereof. This proxy will be voted FOR proposals 1, 2 and 3 unless otherwise indicated. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ZYNGA® ZYNGA INC. Proxy for Special Meeting of Stockholders on May 19, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints each of Frank Gibeau, James Gerard Griffin and Phuong Phillips, with full power of substitution and power to act alone, as proxies to vote all the shares of Class A common stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Zynga Inc., to be held on May 19, 2022 at 8:00 a.m., Pacific Time, at https://web.lumiagm.com/287175525 Password: zynga2022 (Case sensitive), and at any adjournments, postponements or other delays thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475